UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2004

EFJ, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	0-21681	47-0801192
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4800 NW FIRST STREET, LINCOLN, NEBRASKA 68521
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (402) 474-4800

Item 5.                                                           Other Events

On February 18, 2004, the Company issued a press release announcing that it expects to commence trading on the NASDAQ National Market (“NASDAQ”) on February 19, 2004 under the Company’s current symbol “EFJI.” Copies of the press release is attached as Exhibit 99.1.

Item 7.                                                           Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits

99.1 News release dated February 18, 2004 re: Nasdaq National Market

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EFJ, INC.
(Registrant)

Date: February 18, 2004	By:	/s/ MASSOUD SAFAVI
Massoud Safavi
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

Exhibit Index

99.1                                                   News release dated February 18, 2004 re: Nasdaq National Market